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                         TRANSAMERICA IDEX MUTUAL FUNDS

                TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND


 SUPPLEMENT DATED AUGUST 31, 2007 TO THE PROSPECTUS DATED DECEMBER 27, 2006, AS
                            PREVIOUSLY SUPPLEMENTED


The following information supplements, amends, and replaces the fifth bulleted item on page 19 of the Prospectus under the heading "Waiver of Class A Initial Sales Charges" in the section titled "Shareholder Information -- Waivers And/Or Reductions Of Charges":


     - Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or Network Level 3 account arrangement;

     - Retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or Network Level 3 account arrangement that purchased Class A shares of a TA IDEX fund without a sales charge prior to August 31, 2007;

     - Other retirement plans that purchased Class A shares of other TA IDEX funds without a sales charge prior to April 28, 2006; and

     - Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated.

The following is hereby added immediately after the bulleted items on page 19 of the Prospectus under the heading "Waiver of Class A Initial Sales Charges":

Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver.

Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the funds' distributor to substantiate such request.


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             INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE